Benefit Plans	12 Months Ended
Dec. 31, 2013
Employee Benefits and Share-based Compensation [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note 9 – Benefit Plans
Certain of the benefit costs charged to us by Williams associated with employees who directly support us are described below. Additionally, allocated corporate expenses from Williams to us also include amounts related to these same employee benefits, which are not included in the amounts presented below.
Defined Benefit Pension plans
Williams has noncontributory defined benefit pension plans (Williams Pension Plan, Williams Inactive Employees Pension Plan and The Williams Companies Retirement Restoration Plan) that provide pension benefits for its eligible employees. Pension costs charged to us by Williams for 2013, 2012, and 2011 totaled $44 million, $41 million, and $32 million, respectively. At the total Williams plan level, the pension plans had a projected benefit obligation of $1.4 billion and $1.5 billion at December 31, 2013 and 2012, respectively. The plans were underfunded by $143 million and $478 million at December 31, 2013 and 2012, respectively.
Postretirement benefits other than pensions
Williams provides certain retiree health care and life insurance benefits for eligible participants. Generally, employees that were employed by Williams on or before December 31, 1991 or December 31, 1995, if they were employees or retirees of Transco Energy Company and its subsidiaries are eligible for subsidized retiree medical benefits. The cost charged to us for the plans anticipates future cost-sharing that is consistent with Williams’ expressed intent to increase the retiree contribution level, generally in line with health care cost increases. We recognized a net periodic postretirement benefit credited to us by Williams of $4 million in 2013 and $2 million in 2011, and a net periodic postretirement benefit cost charged to us by Williams of $4 million in 2012. At the total Williams plan level, the postretirement benefit plans had an accumulated postretirement benefit obligation of $213 million and $331 million at December 31, 2013 and 2012, respectively. The plans were underfunded by $12 million and $156 million at December 31, 2013 and 2012, respectively.
Any differences between the annual expense and amounts currently being recovered in rates by our FERC-regulated gas pipelines are recorded as an adjustment to expense and collected or refunded through future rate adjustments.
Defined contribution plans
Williams charged us compensation expense of $16 million, $19 million, and $17 million in 2013, 2012, and 2011, respectively, for Williams’ contributions to these plans.
Employee Stock-Based Compensation Plan information
The Williams Companies, Inc. 2007 Incentive Plan (Plan) provides for Williams common-stock-based awards to both employees and nonmanagement directors. The Plan permits the granting of various types of awards including, but not limited to, stock options and deferred stock. Awards may be granted for no consideration other than prior and future services or based on certain financial performance targets being achieved.
Williams bills us directly for compensation expense related to stock-based compensation awards based on the fair value of the awards.
Total stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011 was $12 million, $13 million and $11 million, respectively.